Exhibit 10.3

AMENDMENT EXTENDING TERM OF EMPLOYMENT AGREEMENT

THIS AGREEMENT dated June 11, 2015 between Joel M. Bennett, an individual (“Executive”) and JAKKS Pacific, Inc., a Delaware corporation (the “Company”), amends the Employment Agreement (as such term is defined below) between Executive and the Company.

WITNESSETH

WHEREAS, Executive and the Company entered into an Employment Agreement dated October 21, 2011, which was modified and extended by an Agreement entitled Continuation and Extension of Term of Employment Agreement dated February 18, 2014 (as modified and extended, collectively referred to as the “Employment Agreement”); and

WHEREAS, Executive and the Company desire to extend the Term of the Employment Agreement without modifying, changing, or otherwise amending any other provisions of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual promises, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intended to be legally bound hereby, agree as follows:

1.	Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Employment Agreement.

2.	Section 2 of the Employment Agreement is modified in its entirety to read as follows:

“Term. The term of this Agreement shall commence on the Effective Date and continue until December 31, 2017, subject to earlier termination on the terms and conditions provided elsewhere in this Agreement (the “Term”). As used herein, “Termination Date” means the last day of the Term.”

3.	Except as expressly set forth herein, all other terms and provisions of the Employment Agreement as amended shall remain in full force and effect and unmodified hereby, and Executive shall be entitled to continue to receive all other benefits provided thereunder.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above, intending to be legally bound hereby.

EXECUTIVE:	JAKKS PACIFIC, INC.

By:
Joel M. Bennett		Stephen Berman
President & Chief Executive Officer